UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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Genentech, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Genentech
IN BUSINESS FOR LIFE

Page 1 11/15/2006 © 2006, Genentech Genentech: An Overview David Ebersman, Executive Vice President and Chief Financial Officer, Genentech November 15, 2006

Page 2 11/15/2006
© 2006, Genentech
Meeting Agenda
1)
Introduction to Genentech David Ebersman
2)
Transition Planning/Process Ashraf Hanna
3)
Employee Related Information Brian Muma
4)
Next steps David Ebersman
5)
Q&A All

SYNTHETIC
DNA
PLASMID
coli

Genentech
IN BUSINESS FOR LIFE

Page 3 11/15/2006
© 2006, Genentech
Founding of Genentech
• Genentech was founded in 1976 by venture capitalist Robert
A. Swanson and biochemist Dr. Herbert W. Boyer.  In the
early 1970s, Boyer and geneticist Stanley Cohen pioneered a
new scientific field called recombinant DNA technology
• After hearing about the breakthrough, Swanson placed a call to Boyer and requested a short meeting. Swanson's
enthusiasm for the technology and his faith in its commercial viability were contagious, and the meeting extended from 10
minutes to three hours.  By its conclusion, Genentech was
born
• Though they faced skepticism from both the academic and
business communities, they forged ahead with their idea.
Within a few short years, they successfully demonstrated the viability of using recombinant DNA technology to develop
products with practical applications
The First Biotech Company

Page 4 11/15/2006
© 2006, Genentech
Genentech’s Mission
• Our mission is to be the leading
biotechnology company, using human
genetic information to discover, develop,
manufacture and commercialize
biotherapeutics that address significant
unmet medical needs
• We commit ourselves to high standards of
integrity in contributing to the best interests
of patients, the medical profession, our
employees and our communities; and to
seeking significant returns to our
stockholders based on the continual pursuit
of scientific and operational excellence

DNA Founded
ACTIVASE
ALTEPLASE
Rituxan
Rituximab
Pulmozyme
dornase alfa
INHALATION SOLUTION
Nutropin DEPOT
[somatropin (rDNA origin) for injectable suspension]
cathflo
ACTIVASE
(ALTEPLASE)
LUCENTIS
(RANIBIZUMAB)
AVASTIN
(bevacizumab)
Xolair
Omalizumab
'76
'85
'87
'90
'93
'96
'97
'98
'99
'00
'01
'02
'03
'04
'06
ACTIMMUNE
(Interferon gamma-1b)
Protropin
[somatrem for injection]
Nutropin
[somatropin (rDNA origin) for injection]
Nutropin AQ
[somatropin (rDNA origin) injection]
Herceptin
trastuzumab
TNKase
Tenecteplase
THE ONE SHOT FOR AMI
Nutropin AQ Pen
Nutropin AQ Pen Cartridge
Tarceva
erlotinib
tablets
RAPTIVA
efalizumab

Genentech
IN BUSINESS FOR LIFE

Page 5 11/15/2006
© 2006, Genentech
In 1998 we licensed U.S. marketing and development rights to interferon gamma, including Actimmune, to
Connetics Corporation. Thereafter, Connetics sublicensed, then later assigned, all of its rights to InterMune
Pharmaceuticals, Inc. Protropin manufacturing was discontinued at the end of 2002. Nutropin Depot commercialization was discontinued in June 2004.
Developing Therapies For Unmet Medical Needs

Page 6 11/15/2006
© 2006, Genentech
Genentech: A Closer Look
•
More than 10,000 employees
•
$6.6 billion in total operating revenues (2005)
•
World leader in biotech manufacturing,
with more FDA-approved manufacturing
capacity for the production of biotech medicines than any other company
•
Headquarters in South San Francisco; sites in Vacaville and Oceanside,
California, Oregon and Kentucky
•
Leading provider of anti-tumor therapeutics in the United States
•
Broad and robust pipeline of more than 40 projects with a focus on oncology, immunology and disorders of tissue growth and repair
•
10 FDA Approvals since the beginning of 2004; two pending

Science
TOP EMPLOYERS SURVEY

Genentech
IN BUSINESS FOR LIFE

Page 7 11/15/2006
© 2006, Genentech
At Our Core, We are a Science Company
Founders Research Center
•
Single largest biotechnology
research facility in the world
•
500,000+ square feet of
research space
Scientific Leadership
•
Ranked as the “top employer and most admired company in biotech and pharma” by
Science Magazine for all five years that Science has conducted survey
•
Focus on novel pathways involved in complex diseases
•
More than 700 scientists with expertise in molecular biology, protein chemistry, bioinformatics and physiology
•
Peer-reviewed publications encouraged
•
Secured approximately 6,100 current, non-expired patents worldwide, with 5,400 patent applications pending worldwide
•
Discretionary research time allowed
•
More than 75 Postdoctoral Fellows

Page 8 11/15/2006
© 2006, Genentech
Manufacturing
• Genentech is a world leader in biotech
manufacturing, with more FDA-approved
manufacturing capacity for the production of
biotech medicines than any other company
• Four facilities:  South San Francisco, CA;
Vacaville, CA and Oceanside, CA and Porriño,
Spain
• We believe we have the right plans in place to
meet the growing demand for our products:
•
Oceanside facility purchased from Biogen Idec in 2005
•
Option to purchase facility in Singapore
•
Working with Lonza, Wyeth and Novartis
•
Process yield improvements for Rituxan and Avastin
•
New capacity coming online for bulk and
filling/packaging

Page 9 11/15/2006
© 2006, Genentech
Why Are We Interested in Tanox?
• Genentech and Tanox have been collaborating since 1996 and received
FDA approval of Xolair for allergic asthma in 2003
• Our belief in Xolair and IgE inhibition as an important way to treat patients, and as an area of great potential growth
• We expect to grow the Xolair market by increasing patients treated, adding new indications, formulations and second generation molecules
• We are interested in several programs in the Tanox pipeline as they are well aligned with our current pipeline in that they investigate novel targets in diseases that would allow us to potentially expand therapeutic options for patients:
• Anti-IL13 Mab for asthma
• Anti-Factor-D Mab for Dry AMD
• Anti-CD4 for HIV

Page 10 11/15/2006 © 2006, Genentech Transition Planning and Process Ashraf Hanna, Vice President of Alliance Management and Pipeline Planning Support

Xolair®
Omalizumab
FOR SUBCUTANEOUS USE

Tanox, Inc.®

α

Genentech

Genentech
IN BUSINESS FOR LIFE

Page 11 11/15/2006
© 2006, Genentech
Tanox History and Milestones
Tse Wen & Nancy Chang
found Tanox
Project partnered
with Novartis and
later Genentech
Pipeline
growth
Settlement
of issues w/
GNE and Novartis
IgE patented
Largest IPO
in biotech history
Acquisition
by Genentech
1986 1994
1996 2000 2004 2006
Xolair
launch

Page 12 11/15/2006
© 2006, Genentech
Key Items to be Addressed
•
Which R&D programs does Genentech want to take forward?  (e.g. Should we develop the anti-CD4 program or partner with a company with more HIV expertise? )
•
Plan: Complete detailed review of each project in research development so that
Genentech’s internal committee can make final decisions.
• What resources are required to integrate Tanox effectively if/when transaction closes?
•
Plan: Complete detailed analysis and then GNE’s Portfolio Planning Committee (PPC)
and Executive Committee (EC) will decide
• What will be the status of the Houston, San Diego and Shanghai sites?
•
Plan: The EC and transition team members will review  current operations and then make a decision.  Timeframes for the decisions TBD, but will be communicated once a date is known

Page 13 11/15/2006
© 2006, Genentech
Transition Process Will Be Organized Around Four Areas
EC / Legal EC
Product Portfolio
Committee
Research Review
Committee
EC / PROP
Executive Team
Decision
maker
Feb. 28, 2007 Feb. 28, 2007 Jan. 31, 2007 Feb 28, 2007
3.Recommend
-ation
Feb 10, 2007 Feb. 10, 2007 Jan. 31, 2007 Jan 31, 2007 2. Evaluation
Number of
contracts; Rights
and obligations of
each
Number of
employees by
functional area
Number and
value of R&D
programs
Number, location,
and capability of
facility
1. Assessment
Contracts
HR
Change
management
R&D Programs Facilities/ Property
Process Summary

Page 14 11/15/2006
© 2006, Genentech
Genentech Transition Team
Ashraf Hanna,
Team Leader
Mark Asbury
Leigh Morgan
Charles Calderaro
Sean Bohen
Andy Chan
Neil Cohen
Contracts R&D HR
Facilities/
Property
Communi
cation
Ray Sanchez-
Pescadore,
Project Manager
Brian Muma

Page 15 11/15/2006
© 2006, Genentech
What Does This Mean For You?
• We encourage continued focus on your current efforts to bring important new medicines to patients, as this is in everyone’s best interest
•
While we fully expect the deal to go through, we aren’t there yet
•
Your current management continues to run the company until close
• Once the GNE and Tanox transition teams are up and running, more detailed information will be available on next steps, key milestones, etc.
• Most importantly, we recognize that this is an uncertain time for Tanox
employees.   Consistent with our values, our intent is to treat Tanox
employees with the same respect & integrity that we treat our own employees

Page 16 11/15/2006
© 2006, Genentech
Potential Paths Forward for Tanox Employees
• Severance package
• Outplacement
counseling services
• Retention bonus
(details to be
determined)
• Severance package
• Outplacement
counseling services
• Same
benefits/compensation
package as any
Genentech employee
• Relocation support (if
necessary/applicable)
Not offered transition
or permanent position
Tech Transfer
Transition team
Retained by
Genentech

Page 17 11/15/2006 © 2006, Genentech Employee Related Information Brian Muma, Senior Director of Compensation Benefits and Services

Page 18 11/15/2006
© 2006, Genentech
What Does This Mean For You?
•
100% accelerated vesting of all outstanding unvested options paid out in cash upon close (equal to the difference between $20 and the stock option exercise price less applicable withholding taxes)
• Payout of full 401k balance including accelerated vesting on unvested balance that can be paid in lump sum, less taxes, or rolled over to a qualified plan like an
IRA
• Employees encouraged to apply for existing open GNE positions for which they qualify -- however, we cannot hire prior to close
• No decision made yet whether to maintain R&D presence in Houston,
Shanghai, and/or manufacturing presence in San Diego

Page 19 11/15/2006
© 2006, Genentech
Severance Details -- What is known
• The program will include a base severance for employees who will not be retained that takes into consideration both level and tenure, with maximum severance pay of 8 months salary for any employee
• Associate Director and above will be eligible for 5 months salary, plus
COBRA benefits for 5 months paid for by Genentech
• Employees below Associate Director will receive 3 months salary, plus
COBRA benefits for 3 months paid for by Genentech
• In addition to minimum severance based on level, the program will provide an additional 2 weeks salary for every year of work
•
Partial years are pro-rated

Page 20 11/15/2006 © 2006, Genentech Next Steps David Ebersman

Page 21 11/15/2006
© 2006, Genentech
Decisions Yet to be Determined
• Future plans for Tanox’s pipeline
• Future plans for Tanox’s sites
• Future status of employees
•
Who will be retained
•
How/when decisions will be made after close; however, our intent is for decisions to be made as quickly and with as much transparency as possible
•
Where retained employees will be located
• Details of post-close integration and timeline

Page 22 11/15/2006
© 2006, Genentech
Next Steps
Today:
•
Small functional meetings with Genentech and Tanox management
This week:
•
Visit to San Diego facility by Genentech management
Next few months:
•
Additional site visits to establish post-close integration plans
•
Deal not closed until at least Q1’07; Tanox remains an independent company until the deal closes.  It is important to stay focused and keep moving projects forward during this time:
•
Tanox shareholder vote
•
Hart-Scott-Rodino submission and review
•
Review of deal by Federal Trade Commission
•
Transition team established

Page 23 11/15/2006 © 2006, Genentech Thank You Thank You

Page 24 11/15/2006 © 2006, Genentech Q&A Session

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, our expectations regarding the closing of the acquisition and the integration of the operations of Tanox, our belief that we have the right plans in place to meet future demand for our products, our belief regarding the future growth and profitability of Xolair and anti-IgE inhibition products, our future product development plans (including anti-IL 13 Mab for asthma, anti-Factor D Mab for dry AMD and anti-CD4 for HIV), our expectations regarding the timing of our evaluations and decisions for transition plans, and the timing of and actual severance payment amounts for Tanox employees. Actual results could differ materially. Among other things, the transaction and its timing could be affected or prevented by failure of certain closing conditions to occur, including FTC or other regulatory actions or delays; integration of the Tanox business (including the timing of our decisions regarding such integration) could be affected by failures in our due diligence review of the Tanox business and failure to retain certain key employees; growth and profitability of our asthma and anti-IgE business (including Xolair) could be affected by adverse market conditions, increased competition, delay or failure of clinical programs, and safety or manufacturing issues; future development plans may be affected by changes in our corporate strategy, increased competition, regulatory actions or delays, unsuccessful clinical trials or third party intellectual property rights; Xolair clinical trials could be affected by a number of factors including unexpected safety, efficacy or manufacturing issues, additional time requirements for data analysis and FDA actions or delays; achieving sales revenue consistent with internal forecasts, unexpected expenses such as litigation or legal settlement expenses, changes in tax rules, adverse market conditions, increased competition, regulatory actions or delays; and the severance described in this presentation will be subject to other terms and conditions set forth in the severance plan established by Genentech (including the execution of a release by each eligible employee). Please refer to Genentech’s periodic reports filed with the Securities and Exchange Commission. Such reports contain and identify important factors that could cause actual results to differ materially from those contained in our forward-looking statements. All such risk factors, including those found in our most recent Form 10-Q, are incorporated by reference into this transcript. We undertake no obligation to update or revise any forward-looking statements in the future.